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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported):   January 8, 2001

                          Coddle Creek Financial Corp.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)



       North Carolina                 000-23465               56-2045998
 ------------------------       ----------------------   --------------------
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)         Identification No.)





                              347 South Main Street
                        Post Office Box 1117 (28115-1117)
                     Mooresville, North Carolina 28115-2453
                     ---------------------------------------
                    (Address of principal executive offices)





Registrant's telephone number, including area code:  (704) 664-4888


                                       N/A
               -------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.  Other Events

          On January 2, 2001, the Board of Directors of Coddle Creek Financial Corp. declared a special dividend totaling $20 for each share of the Corporation's issued and outstanding common stock payable on January 24, 2001 to shareholders of record on January 19, 2001. A portion of the dividend may represent a regular dividend for the period ending December 31, 2001, and the remainder will be a special dividend. A copy of the press release regarding the dividend payment is attached hereto as Exhibit 99(a) and incorporated herein by reference. A copy of the letter to shareholders notifying them of the dividend payment is attached hereto as Exhibit 99(b) and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

          99(a) Press Release dated January 8, 2001
          99(b) Letter to Shareholders of Coddle Creek Financial Corp.
                dated January 8, 2001.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CODDLE CREEK FINANCIAL CORP.


Date: January 8, 2001           By:  /s/ George W. Brawley
                                   -------------------------------------------
                                         George W. Brawley, President
                                         and Chief Executive Officer
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                                  EXHIBIT INDEX


         Exhibit No.                Description
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            99(a)                   Press Release dated January 8, 2001
            99(b)                   Letter to Shareholders of
                                    Coddle Creek Financial
                                    Corp. dated January 8, 2001